EXHIBIT 10.1

                             INTER-TEL, INCORPORATED
                          ACQUISITION STOCK OPTION PLAN


     ARTICLE 1. PURPOSE

     1.1 GENERAL. The purpose of the Inter-Tel, Incorporated Acquisition Stock Option Plan (the "Plan") is to promote the success, and enhance the value, of Inter-Tel, Incorporated, (the "Company") by linking the personal interests of its key employees to those of Company shareholders and by providing its key employees with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected key employees and consultants of the Company and any Subsidiary.

     ARTICLE 2. EFFECTIVE DATE

     2.1 EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board (the "Effective Date"). It shall continue in effect for ten (10) years unless terminated sooner under Article 15.

     ARTICLE 3. DEFINITIONS AND CONSTRUCTION

     3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Change of Control" means and includes each of the following:

               (1) A change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act regardless of whether the Company is subject to such reporting requirement;

               (2) A change of control of the Company through a transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the 1934 Act), excluding affiliates of the Company as of the
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Effective  Date,  is or becomes  the  beneficial  owner (as that term is used in
Section 13(d) of the 1934 Act) directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

               (3) Any merger, consolidation or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Shares immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

               (4) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

               (5) Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) in which the Company is a member.

     The foregoing events shall not be deemed to be a Change in Control if the transaction or transactions causing such change shall have been approved by the affirmative vote of at least a majority of the members of the Board in office as of the Effective Date ("Incumbents"), those serving on the Board pursuant to nomination or appointment thereto by a majority of Incumbents ("Successors"), and those serving on the Board pursuant to nomination or appointment thereto by a majority of a Board composed of Incumbents and/or Successors.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee"  means the committee of the Board described in Article
4.

          (g) "Disability" shall mean a total and permanent disability as defined in Section 22(e)(3) of the Code. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

          (h) "Dividend Equivalent" means a right granted to a Participant under
Article 11.

          (i) "Fair Market Value" means with respect to Stock or any other property, the fair market value of such Stock or other property as determined by the Committee in its discretion, under one of the following methods: (i) the closing price for the Stock as reported on the NASDAQ National Market System (or any other national securities exchange on which the Stock is then listed) for that date or, if no prices are so reported for that date, such prices on the next preceding date for which closing bid and asked prices were reported; or
(ii) the price as determined by such methods or procedures as may be established from time to time by the Committee.

          (j) "Non-Qualified Stock Option" means an Option that is not intended to be an incentive stock option qualified under Section 422 of the Code.

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          (k) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option shall be a Non-Qualified Stock Option.

          (l) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (m) "Participant" means a person who, as a key employee or consultant of the Company or any Subsidiary, has been granted an Award under the Plan.

          (n) "Performance  Share" means a right granted to a Participant  under
Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (o) "Plan" means the Inter-Tel, Incorporated Acquisition Stock Option Plan, as amended from time to time.

          (p) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

          (q) "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 13.

          (r) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (s) "Subsidiary" means any corporation, domestic or foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

     ARTICLE 4. ADMINISTRATION

     4.1 COMMITTEE. The Plan shall be administered by a Committee that is appointed by, and shall serve at the discretion of, the Board. The Committee shall consist of at least two individuals who are members of the Board.

     4.2 ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a-majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

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     4.3  AUTHORITY  OF  COMMITTEE.  The  Committee  has  the  exclusive  power, authority and discretion to:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g) Decide all other matters that must be determined in connection with an Award;

          (h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

          (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

     4.4 DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

     ARTICLE 5. SHARES SUBJECT TO THE PLAN

     5.1 NUMBER OF SHARES. Subject to adjustment provided in Article 14, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 82,428.

     5.2 LAPSED AWARDS. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be

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available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     ARTICLE 6. ELIGIBILITY

     6.1 GENERAL. Awards may be granted only to individuals who are employees or consultants of the Company or a Subsidiary, as determined by the Committee; provided, however, that officers and directors of the Company may not receive Awards under the Plan.

     ARTICLE 7. STOCK OPTIONS

     7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee.

          (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

          (c) PAYMENT. Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including net issuance or other "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee.

          (d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee.

     ARTICLE 8. STOCK APPRECIATION RIGHTS

     8.1  GRANT  OF  SARS.   The  Committee  is  authorized  to  grant  SARs  to
Participants on the following terms and conditions:

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          (a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

               1) The Fair Market Value of one share of Stock on the date of exercise; over

               2) The grant price of the Stock Appreciation Right as determined by the Committee.

          (b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

     ARTICLE 9. PERFORMANCE SHARES

     9.1 GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

     9.2 RIGHT TO PAYMENT. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant, provided that the time period during which the performance goals must be met shall, in all cases, exceed six months.

     9.3 OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

     ARTICLE 10. RESTRICTED STOCK AWARDS

     10.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).

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These  restrictions may lapse separately or in combination at such times,  under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4 CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

     ARTICLE 11. DIVIDEND EQUIVALENTS

     11.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

     ARTICLE 12. OTHER STOCK-BASED AWARDS

     12.1 GRANT OF OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

     ARTICLE 13. PROVISIONS APPLICABLE TO AWARDS

     13.1 STAND-ALONE. TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the

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Committee may require the surrender of such other Award in  consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 13.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     13.3 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee.

     13.4 FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee. The Committee may also authorize payment in the exercise of an Option by net issuance or other cashless exercise methods.

     13.5 LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

     13.6 BENEFICIARIES. Notwithstanding Section 13.5, a participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a jurisdiction in which community property laws apply, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the participant's interest in the Award shall not be effective without the written consent of the participant's spouse. If no beneficiary has been designated or survives the participant, payment shall be made to the person entitled thereto under the participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     13.7 STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or

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automated quotation system on which the Stock is listed,  quoted, or traded. The
Committee may place legends on any Stock certificate reference restrictions applicable to the Stock.

     13.8 TENDER OFFERS. In the event of a public tender for all or any portion of the Stock, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Committee may in its sole discretion declare previously granted Options to be immediately exercisable.

     13.9 ACCELERATION UPON DEATH OR DISABILITY. Notwithstanding any other provision in the Plan or any participant's Award Agreement to the contrary, upon the participant's death or Disability, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall remain exercisable in accordance with the other provisions of this Plan and the Award Agreement.

     13.10 ACCELERATION UPON A CHANGE OF CONTROL. If a Change of Control occurs, all outstanding Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse.

     ARTICLE 14. CHANGES IN CAPITAL STRUCTURE

     14.1 GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award (and for each share of stock then subject thereto) the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

     14.2 MERGERS,  ETC. Subject to the Change of Control  provisions in Section
13.10. a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Committee shall, in its sole discretion:

          (a) Cause every Award outstanding hereunder to terminate, except that the surviving or resulting corporation in its absolute and uncontrolled discretion, may tender an option or options to purchase its shares or exercise such rights on terms and conditions, as to the number of shares and rights and otherwise, which shall substantially preserve the rights and benefits of any Award then outstanding thereunder; or

          (b) Give each participant the right to exercise Awards prior to the occurrence of the event otherwise terminating the Awards over such period as the Committee, in its sole and absolute discretion, shall determine. In addition, in the event of a Change of Control, the Committee may in its discretion provide

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that all outstanding Options. Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse.

     ARTICLE 15. AMENDMENT, MODIFICATION AND TERMINATION

     15.1 AMENDMENT. MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan.

     15.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

     ARTICLE 16. GENERAL PROVISIONS

     16.1 NO RIGHTS TO AWARDS. No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants and employees uniformly.

     16.2 NO SHAREHOLDERS RIGHTS. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     16.3 WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy United States Federal, state, and local taxes (including the Participant's FICA obligation and any withholding obligation imposed by any country other than the United States in which the Participant resides) required by law to be withheld with respect to any taxable event arising as a result of this Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, in its sole and absolute discretion, permit a Participant to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes in accordance with such procedures as the Committee establishes. The Committee may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above.

     16.4 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

     16.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     16.6 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     16.7 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

     16.8 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     16.9 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.10 FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         16.11 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.12 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the internal substantive laws, but not the choice of law rules, of the State of Arizona.

                      SAMPLE FORM OF STOCK OPTION AGREEMENT
                    OPTION GRANT DATED ___________ UNDER THE
              INTER-TEL, INCORPORATED ACQUISITION STOCK OPTION PLAN

TO: EMPLOYEE NAME

     Pursuant to action taken by the Compensation Committee of the Board of Directors and approved by the Board of Directors of Inter-Tel, Incorporated (the "Company") under the Inter-Tel, Incorporated Long-Term Incentive Plan (the "Plan"), you are hereby granted the option to purchase a total of ______ shares of common stock of the Company (the "Common Stock"), at the price of $_____ per share, subject to the provisions and conditions set forth below. The option granted hereby is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     1. You may purchase all or any of the shares of Common Stock included in any installment under this option, on or after the date the installment vests. One-fifth (1/5) of the shares shall vest on each annual anniversary of the date of the grant of this option.

     2. Notwithstanding the above, you may not exercise the option at any time after the expiration date hereinafter set forth. The installment may be exercised by making payment in full to the Chief Financial Officer of the Company, 120 North 44th Street, Suite 200, Phoenix, AZ 85034-1822, for the shares which you so elect to purchase, at the price per share herein prescribed, whereupon you will receive a stock certificate representing the shares for which you have made payment. The Company, however, shall not be obligated to deliver any stock unless and until:

          (i) there has been compliance with any federal or state laws or regulations or national securities exchange requirements which the Company may deem applicable; and

     3. Upon the exercise of an option, the purchase price shall be paid in cash, check, or, in the sole discretion of the Committee, in Common Stock, or a combination thereof. Each share of Common Stock received by the Company in payment of all or a portion of the purchase price specified in this option shall be valued at its fair market value on the date of payment.

     4. The Committee may require, in its sole discretion, that you satisfy the payment of any federal, state or local tax withholding amount due as a result of your exercise of an option by:

          (i) by requiring you to deliver to the Company that number of shares of Common Stock then owned by you, duly endorsed for transfer to the Company and free and clear of any liens, claims, security interests or encumbrances whatsoever (based on the fair market value of the Common Stock on the date such option is exercised), which are required to satisfy the payment of such tax withholding amount; or

          (ii) by requiring you to deliver to the Company a bank cashier's check, made payable to the order of the Company, in the aggregate amount required to satisfy the payment of such tax withholding amount; or

          (iii) through payroll withholdings

The right described in (i) and (ii) above shall be exercised and delivered to you as soon as practicable after receipt of your written exercise of any option hereunder.

     5. The Committee may suspend or postpone the receipt of shares in payment of the purchase price specified in this stock option if at any time;

          (i) it has knowledge of information concerning the Company which upon disclosure to the public might, in its opinion, materially affect the market price of the Common Stock;

          (ii) non-Company events of an extraordinary nature occur which, in its opinion, may not have been effectively reflected in the market; or

          (iii) such suspension or postponement for any other reason would, in its opinion, be in the best interests of the Company.

     6. The Committee hereby reserves and shall have the right, by written notice to you, to change the provisions of this option in any manner that it may deem necessary or advisable to carry out the purpose of this grant, including any change designed to comply with any change in applicable regulations, interpretations or statutory enactment, provided that any such change shall be applicable only to shares for which payment shall not then have been made as herein provided.

     7. This option shall terminate upon the earlier to occur of:

          (i) the expiration date hereof; or

          (ii) the date you cease to be employed by the Company or any of its subsidiaries for any reason other than your death or permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended); except that you shall have up to thirty (30) days after the date you cease to be an employee to exercise your option only to the extent that you were entitled to exercise it at the date of termination. To the extent that you were not entitled to exercise the Option at the date of such termination, or if you do not exercise an Option (which you were entitled to exercise) within the time specified herein, or if any other provision of this paragraph applies, the Option shall terminate.

          (iii) six (6) months after the date you cease to be employed by the Company or any of its subsidiaries by reason of your permanent disability; or

          (iv) six (6) months after the date you cease to be employed by the Company or any of its subsidiaries by reason of your death, but only to the extent of the right to exercise that would have accrued had you continued living six (6) months after the date of your death; or

          (v) any act or omission set forth in Paragraph 8 (i).

     8.  Anything  herein  to  the  contrary   notwithstanding,   the  following
provisions shall apply:

          (i) if, at any time within the term of this option or within one (1) year after termination of employment or within one (1) year after you exercise any portion of this option, whichever is the latest, you engage in any activity in competition with any activity of the Company, or inimical, contrary, or harmful to the interests of the Company, including, but not limited to: (a) conduct related to your employment for which either civil or criminal penalties against you may be sought, (b) violation of Company policies, including, without limitation, the Company's insider trading policy, (c) accepting employment with or serving as a consultant, advisor, or in any other capacity to an employer that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former, or future employee of the Company, (d) disclosing or misusing any confidential information or material concerning the Company, or (e) participating in a hostile takeover attempt, then this option shall terminate effective the date upon which you enter into such activity, unless terminated sooner by operation of another term or condition of this option or the Plan, and any gain represented by the closing market price per share of Common Stock on the date of such exercise over the exercise price per share (set forth above), multiplied by the number of shares of Common Stock you purchased, for all options exercised by you within a period of one (1) year prior to or after the date of termination of this option award, without regard to any subsequent market price decrease or increase, shall be paid by you to the Company;

          (ii) by accepting this option, you consent to a deduction from any amounts the Company owes you from time to time (including amounts owed to you as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to you by the Company), to the extent of any amount/s you owe the Company under (i) above. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amounts you owe it, calculated as set forth above, you agree to pay immediately the unpaid balance to the Company; and

          (iii) you may be released from your obligations under (i) above only if the Committee determines, in its sole discretion, that such action is in the best interests of the Company.

     9. In the event of a stock dividend, stock split, combination or other reduction in the number of issued shares of Common Stock, the Committee may make such adjustments in the number of unpurchased shares subject to this option and in the exercise price per share as it may determine to be appropriate and equitable to preserve your proportionate interest in this option and to prevent dilution or enlargement of rights.

     10. In the event of a merger, consolidation, reorganization, dissolution, or other sale or transfer of fifty percent (50%) or more of the ownership interest of the Company (other than by a reorganization or other mere change in the corporate form or a sale or exchange of substantially all assets), your rights under this option shall terminate as to shares not theretofore purchased except to the extent and subject to such adjustments as may be provided by the Committee or in the terms of the merger, consolidation, reorganization, or plan of dissolution or sale of the assets, subject to approval of the Committee, to preserve your proportionate interest in this option and to prevent dilution or enlargement of rights.

     11. This option shall be exercisable during your lifetime only by you and shall not be transferable by you, expressly or by operation of law, other than by will and the laws of descent and distribution. Any other attempted transfer or other disposition of this option by you shall be void and shall constitute valid grounds for cancellation of this option by the Company.

     12. The term "fair market value" with respect to the Common Stock shall have the meaning herein as defined in the Plan.

     13. This option and all your rights hereunder shall, unless sooner terminated in accordance with the provisions hereof, cease and terminate ten
(10) years from the date of the grant of this option (the "expiration date"), at 5:00 P.M. Phoenix, AZ time.

Please acknowledge receipt of this option and insert your social security number at the bottom of the duplicate copy herewith enclosed and return the same within thirty (30) days from the date hereof to Inter-Tel, Incorporated, Attn: Barbara McFarlane, 120 North 44th Street, Suite 200, Phoenix, Arizona 85034-1822.

INTER-TEL, INCORPORATED,
an Arizona Corporation


By:
   -----------------------------------
    Chairman of the Board and
    Chief Executive Officer


     I hereby accept this option. Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto as Exhibit "A," and represents that he is familiar with the terms and provisions thereof, and hereby accepts this option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan.


Signature:
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Social Security No:
                   --------------------